Exhibit 5.2

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XVII

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XVII

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XVII, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of July 29, 2004, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on July 29, 2004;

(b) The Trust Agreement of the Trust, dated as of July 29, 2004, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVIII, JPMorgan Chase Capital XIX, JPMorgan Chase Capital XX, JPMorgan Chase Capital XXI, JPMorgan Chase Capital XXII, JPMorgan Chase Capital XXIII and JPMorgan Chase Capital XXIV with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from

JPMorgan Chase Capital XVII

July 19, 2005

time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no

JPMorgan Chase Capital XVII

July 19, 2005

opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XVIII

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XVIII

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XVIII, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of April 27, 2005, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 27, 2005;

(b) The Trust Agreement of the Trust, dated as of April 27, 2005, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVII, JPMorgan Chase Capital XIX, JPMorgan Chase Capital XX, JPMorgan Chase Capital XXI, JPMorgan Chase Capital XXII, JPMorgan Chase Capital XXIII and JPMorgan Chase Capital XXIV with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from

JPMorgan Chase Capital XVIII

July 19, 2005

time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no

JPMorgan Chase Capital XVIII

July 19, 2005

opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XIX

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XIX

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XIX, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of April 27, 2005, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 27, 2005;

(b) The Trust Agreement of the Trust, dated as of April 27, 2005, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVII, JPMorgan Chase Capital XVIII, JPMorgan Chase Capital XX, JPMorgan Chase Capital XXI, JPMorgan Chase Capital XXII, JPMorgan Chase Capital XXIII and JPMorgan Chase Capital XXIV with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from

JPMorgan Chase Capital XIX

July 19, 2005

time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no

JPMorgan Chase Capital XIX

July 19, 2005

opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XX

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XX

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XX, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of April 27, 2005, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 27, 2005;

(b) The Trust Agreement of the Trust, dated as of April 27, 2005, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVII, JPMorgan Chase Capital XVIII, JPMorgan Chase Capital XIX, JPMorgan Chase Capital XXI, JPMorgan Chase Capital XXII, JPMorgan Chase Capital XXIII and JPMorgan Chase Capital XXIV with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

JPMorgan Chase Capital XX

July 19, 2005

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

JPMorgan Chase Capital XX

July 19, 2005

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XXI

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XXI

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XXI, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of April 27, 2005, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 27, 2005;

(b) The Trust Agreement of the Trust, dated as of April 27, 2005, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVII, JPMorgan Chase Capital XVIII, JPMorgan Chase Capital XIX, JPMorgan Chase Capital XX, JPMorgan Chase Capital XXII, JPMorgan Chase Capital XXIII and JPMorgan Chase Capital XXIV with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from

JPMorgan Chase Capital XXI

July 19, 2005

time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no

JPMorgan Chase Capital XXI

July 19, 2005

opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XXII

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XXII

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XXII, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of April 27, 2005, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 27, 2005;

(b) The Trust Agreement of the Trust, dated as of April 27, 2005, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVII, JPMorgan Chase Capital XVIII, JPMorgan Chase Capital XIX, JPMorgan Chase Capital XX, JPMorgan Chase Capital XXI, JPMorgan Chase Capital XXIII and JPMorgan Chase Capital XXIV with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from

JPMorgan Chase Capital XXII

July 19, 2005

time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no

JPMorgan Chase Capital XXII

July 19, 2005

opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XXIII

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XXIII

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XXIII, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of April 27, 2005, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 27, 2005;

(b) The Trust Agreement of the Trust, dated as of April 27, 2005, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVII, JPMorgan Chase Capital XVIII, JPMorgan Chase Capital XIX, JPMorgan Chase Capital XX, JPMorgan Chase Capital XXI, JPMorgan Chase Capital XXII and JPMorgan Chase Capital XXIV with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from

JPMorgan Chase Capital XXIII

July 19, 2005

time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no

JPMorgan Chase Capital XXIII

July 19, 2005

opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX: (302) 651-7701

WWW.RLF.COM

July 19, 2005

JPMorgan Chase Capital XXIV

c/o JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

Re:	JPMorgan Chase Capital XXIV

Ladies and Gentlemen:

We have acted as special Delaware counsel for JPMorgan Chase & Co., a Delaware corporation (“JPMorgan”), and JPMorgan Chase Capital XXIV, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals, copies or forms of the following:

(a) The Certificate of Trust of the Trust, dated as of April 27, 2005, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 27, 2005;

(b) The Trust Agreement of the Trust, dated as of April 27, 2005, among JPMorgan, as depositor, and the trustees of the Trust named therein;

(c) The Registration Statement on Form S-3, including a preliminary prospectus (the “Prospectus”) relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a “Preferred Security” and collectively, the “Preferred Securities”), as filed by JPMorgan, the Trust, JPMorgan Chase Capital XVII, JPMorgan Chase Capital XVIII, JPMorgan Chase Capital XIX, JPMorgan Chase Capital XX, JPMorgan Chase Capital XXI, JPMorgan Chase Capital XXII and JPMorgan Chase Capital XXIII with the Securities and Exchange Commission on July 19, 2005 (the “Registration Statement”);

(d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among JPMorgan, as depositor, the trustees of the Trust named therein, and the holders, from

JPMorgan Chase Capital XXIV

July 19, 2005

time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits B and C thereto), attached as an exhibit to the Registration Statement (the “Trust Agreement”); and

(e) A Certificate of Good Standing for the Trust, dated July 18, 2005, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are signatories to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that each Person to whom a Preferred Security is to be issued by the Trust (collectively, the “Preferred Security Holders”) will receive a certificate (in substantially the form attached as Exhibit B to the Trust Agreement) for such Preferred Security and will pay for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities will be issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no

JPMorgan Chase Capital XXIV

July 19, 2005

opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.).

2. The Preferred Securities represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

3. The Preferred Security Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

Richards, Layton & Finger, P.A.

TJH